UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                   FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                       April 20, 2005 (April 18, 2005)
                                ______________

                       DIALYSIS CORPORATION OF AMERICA
        (Exact name of registrant as specified in its charter)

          Florida                   0-8527               59-1757642
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD             21090
  (Address of principal executive offices)               (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

      On April 18, 2005, a putative derivative action was filed in the Circuit Court for Anne Arundel County, Maryland, by an alleged holder of Dialysis Corporation of America's (the "Company") shares alleging breaches of fiduciary duty by the Company's board of directors and its controlling shareholder, Medicore, Inc., (the "Parent"), in connection with the proposed merger of the Parent with the Company. The complaint alleges, among other things, that the defendants agreed to the proposed merger transaction that "will unduly benefit Medicore and the Independent Defendants at the expense of the Company" and "is a waste of corporate assets." The plaintiff seeks injunctive relief barring consummation of the proposed merger and costs of the action including reasonable attorney's fees. This action is similar to a derivative action initiated by another Company shareholder in the Eleventh Judicial Circuit Court for Miami-Dade County, Florida, as we reported in a Current Report on Form 8-K dated April 8, 2005. Based upon a preliminary review of the complaint, the Company and its Parent believe this derivative action is without merit, as was the determination relating to the other action, and the matter will be defended vigorously by the Company on behalf of the directors and by our Parent on its own behalf.

     On March 15, 2005, we issued in conjunction with our Parent, a press release indicating the proposed merger was subject to a definitive merger agreement, satisfactory fairness and tax opinions, and approval of the shareholders of our Company and our Parent. The special independent board committees of our Company and of our Parent have each retained their own investment banking firm to obtain their own fairness opinion as to whether the proposed merger transaction is fair from each company's and its respective unaffiliated shareholders' perspective. Our Company is preparing a registration statement for filing with the Securities and Exchange Commission which will include a proxy statement/prospectus which will provide complete details of the proposed merger, the fairness opinions on behalf of our Company and our Parent and other specifics relating to the Company, our Parent and the shareholder approval process.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By______________________________
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                          Officer

Dated:  April 20, 2005